Schedule to Exhibit 10.4

There are 3 management agreements with subsidiaries of Sonesta Holdco Corporation, or Sonesta, for hotels which we and Sonesta have designated as sale hotels, a representative form of which is filed as Exhibit 10.3 to our Current Report on Form 8-K dated January 7, 2022 and which is incorporated herein by reference. The other 2 management agreements for sale hotels, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

Trade Name and Street Address	Landlord	Owner	Manager	Effective Date	Service Level	Initial Owner’s Priority
Sonesta Hamilton Park Morristown 175 Park Avenue Florham Park, New Jersey 07932	HPT IHG-2 Properties Trust	SVC NJ TRS LLC	Sonesta NJ LLC	January 1, 2022	Full	$5,507,235
Sonesta Simply Suites Nanuet 20 Overlook Boulevard Nanuet, New York 10954	HPT IHG-2 Properties Trust	SVC Nanuet TRS LLC	Sonesta Nanuet LLC	January 1, 2022	Select	$1,104,553